Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

ALLIANZ FUNDS

Supplement Dated April 10, 2006

to the Prospectus for Class A, B and C Shares of Allianz AMM Asset Allocation Fund

Dated November 1, 2005

Appointment of RCM as Sub-Adviser. The Prospectus is supplemented to reflect that the Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investments among the Underlying Funds. The subsection captioned “Portfolio Manager” in the section of the Prospectus captioned “Management of the Fund” is renamed “Sub-Adviser,” and the first paragraph is replaced, in its entirety, with the following:

RCM selects the Underlying Funds in which the Fund may invest and allocates the Fund’s assets among the Underlying Funds. RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2005, RCM had approximately $21.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Ara Jelalian is the individual at RCM primarily responsible for selecting and allocating the Fund’s assets among the Underlying Funds. The following provides information about Mr. Jelalian. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager with a similar investment objective to the Fund and the portfolio manager’s ownership of the securities of the Fund.

The subsection captioned “Advisory Fees” in the section of the Prospectus captioned “Management of the Fund” is revised to reflect that the Adviser (and not the fund) pays RCM a monthly fee, stated as a percentage of the average daily net assets of the Fund, at an annual rate of 0.15% for the first $100 million of net assets, 0.10% for the next $150 million of net assets, 0.05% for the next $750 million of net assets and 0.025% thereafter.

The subsection captioned “Potential Conflicts of Interest” in the section of the Prospectus captioned “Other Risk Information” is revised to read, in its entirety, as follows:

RCM has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Subadviser indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in Underlying Funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

Changes to Underlying Funds. The Prospectus is revised to reflect that the name of RCM Global Technology Fund, an Underlying Stock Fund, has changed to “RCM Technology Fund.” The Prospectus is further revised to delete references to the following Underlying Funds: PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO Real Return II Fund and PIMCO European Convertible Fund.

Updated Performance Information. The “Performance Information” section of the Fund Summary is revised to incorporate the following updated performance information through December 31, 2005:

Calendar Year Total Returns – Class A

The bar chart is revised to reflect a total annual return in 2005 equal to 6.15%.

Average Annual Total Returns (for periods ended 12/31/05)

The table is revised to incorporate the following updated information:

	1 Year	5 Years	Fund Inception
Class A – Before Taxes	0.31%	3.42%	5.96%
Class A – After Taxes on Distributions	-0.38%	2.57%	4.35%
Class A – After Taxes on Distributions and Sale of Fund Shares	0.41%	2.42%	4.16%
Class B	0.30%	3.46%	6.02%
Class C	4.30%	3.80%	6.00%
Russell 3000 Index	6.12%	1.58%	5.45%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	5.53%
Blended Index	6.02%	4.26%	6.12%
Lipper Balanced Funds Average	4.66%	2.65%	4.96%

The footnotes to the Average Annual Total Returns table remain unchanged.

Changes to Summary of Principal Risks. The “Tax Risk” subsection in the section of the Prospectus captioned “Summary of Principal Risks” is revised to read, in its entirety, as follows:

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the PIMCO CommodityRealReturn Strategy Fund derive at least 90 percent of its gross income from certain qualifying sources of income. On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the PIMCO CommodityRealReturn Strategy Fund invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling had no immediate impact on the current operations of the PIMCO CommodityRealReturn Strategy Fund and will not affect its ability to qualify as a regulated investment company for tax purposes for periods through June 30, 2006. Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the PIMCO CommodityRealReturn Strategy Fund consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the PIMCO CommodityRealReturn Strategy Fund. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the PIMCO CommodityRealReturn Strategy Fund’s (and, to the extent it invests in the PIMCO CommodityRealReturn Strategy Fund, the Fund’s) investment return.

If the PIMCO CommodityRealReturn Strategy Fund were to fail to qualify as a regulated investment company in any year, then the PIMCO CommodityRealReturn Strategy Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the PIMCO CommodityRealReturn Strategy Fund’s earnings and profits. If the PIMCO CommodityRealReturn Strategy Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the PIMCO CommodityRealReturn Strategy Fund (including, to the extent it invests in the PIMCO CommodityRealReturn Strategy Fund, the Fund), would be subject to the risk of diminished investment returns.

Changes to Pricing Disclosure. The section of the Prospectus captioned “How Fund Shares Are Priced” is revised to read, in its entirety, as follows:

The net asset value per share (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of the Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Fund or an Underlying Stock Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating the NAV of an Underlying Fund’s shares (except shares of the PIMCO Money Market Fund and as otherwise noted below), the Underlying Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments may be determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. The PIMCO Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term investments by the Fund and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), an Underlying Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees of the Underlying Fund. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine an Underlying Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by an Underlying Fund.

The Underlying Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Underlying Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Underlying Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Underlying Funds may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities. The use of fair value pricing by Underlying Funds may help deter “stale price arbitrage,” as discussed in the Prospectus under “Abusive Trading Practices.”

For purposes of calculating NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Underlying Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund. The calculation of the Underlying Funds’ and the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Changes to Regulatory and Litigation Disclosure. The subsection captioned “Regulatory and Litigation Matters” in the section titled “Management of the Fund” is revised to read, in its entirety, as follows:

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Fund, various Underlying Funds and other affiliated investment companies, the Fund’s and the Underlying Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by shareholders of the Fund and the Underlying Funds.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”), against AGIFM, PEA and AGID based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged market timing activities referenced above. This action, which seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees, has been transferred to and consolidated with the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Fund’s and the Underlying Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund and the Underlying Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in court injunction against AGIFM, PEA or AGID, then AGI, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, though there is no assurance that such exemptive relief would be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Fund and the Underlying Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Fund and the Underlying Funds or on AGIFM’s, PEA’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund and the Underlying Funds.

The foregoing speaks only as of the date of this Supplement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Fund and the Underlying Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Fund and the Underlying Funds.

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

ALLIANZ FUNDS

Supplement Dated April 10, 2006

to the Prospectus for Institutional Class Shares of Allianz AMM Asset Allocation Fund

Dated November 1, 2005

Appointment of RCM as Sub-Adviser. The Prospectus is supplemented to reflect that the Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investments among the Underlying Funds. The subsection captioned “Portfolio Manager” in the section of the Prospectus captioned “Management of the Fund” is renamed “Sub-Adviser,” and the first paragraph is replaced, in its entirety, with the following:

RCM selects the Underlying Funds in which the Fund may invest and allocates the Fund’s assets among the Underlying Funds. RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2005, RCM had approximately $21.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Ara Jelalian is the individual at RCM primarily responsible for selecting and allocating the Fund’s assets among the Underlying Funds. The following provides information about Mr. Jelalian. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager with a similar investment objective to the Fund and the portfolio manager’s ownership of the securities of the Fund.

The subsection captioned “Advisory Fees” in the section of the Prospectus captioned “Management of the Fund” is revised to reflect that the Adviser (and not the fund) pays RCM a monthly fee, stated as a percentage of the average daily net assets of the Fund, at an annual rate of 0.15% for the first $100 million of net assets, 0.10% for the next $150 million of net assets, 0.05% for the next $750 million of net assets and 0.025% thereafter.

The subsection captioned “Potential Conflicts of Interest” in the section of the Prospectus captioned “Other Risk Information” is revised to read, in its entirety, as follows:

RCM has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Subadviser indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in Underlying Funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

Changes to Underlying Funds. The Prospectus is revised to reflect that the name of RCM Global Technology Fund, an Underlying Stock Fund, has changed to “RCM Technology Fund.” The Prospectus is further revised to delete references to the following Underlying Funds: PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO Real Return II Fund and PIMCO European Convertible Fund.

Updated Performance Information. The “Performance Information” section of the Fund Summary is revised to incorporate the following updated performance information through December 31, 2005:

Calendar Year Total Returns – Institutional Class

The bar chart is revised to reflect a total annual return in 2005 equal to 6.77%.

Average Annual Total Returns (for periods ended 12/31/05)

The table is revised to incorporate the following updated information:

	1 Year	5 Years	Fund Inception
Institutional Class – Before Taxes	6.77%	5.10%	7.34%
Institutional Class – After Taxes on Distributions	5.85%	4.06%	5.54%
Institutional Class – After Taxes on Distributions and Sale of Fund Shares	4.62%	3.75%	5.25%
Russell 3000 Index	6.12%	1.58%	5.45%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	5.53%
Blended Index	6.02%	4.26%	6.12%
Lipper Balanced Funds Average	4.66%	2.65%	4.96%

The footnotes to the Average Annual Total Returns table remain unchanged.

Changes to Summary of Principal Risks. The “Tax Risk” subsection in the section of the Prospectus captioned “Summary of Principal Risks” is revised to read, in its entirety, as follows:

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the PIMCO CommodityRealReturn Strategy Fund derive at least 90 percent of its gross income from certain qualifying sources of income. On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the PIMCO CommodityRealReturn Strategy Fund invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling had no immediate impact on the current operations of the PIMCO CommodityRealReturn Strategy Fund and will not affect its ability to qualify as a regulated investment company for tax purposes for periods through June 30, 2006. Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the PIMCO CommodityRealReturn Strategy Fund consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the PIMCO CommodityRealReturn Strategy Fund. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the PIMCO CommodityRealReturn Strategy Fund’s (and, to the extent it invests in the PIMCO CommodityRealReturn Strategy Fund, the Fund’s) investment return.

If the PIMCO CommodityRealReturn Strategy Fund were to fail to qualify as a regulated investment company in any year, then the PIMCO CommodityRealReturn Strategy Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the PIMCO CommodityRealReturn Strategy Fund’s earnings and profits. If the PIMCO

CommodityRealReturn Strategy Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the PIMCO CommodityRealReturn Strategy Fund (including, to the extent it invests in the PIMCO CommodityRealReturn Strategy Fund, the Fund), would be subject to the risk of diminished investment returns.

Changes to Pricing Disclosure. The section of the Prospectus captioned “How Fund Shares Are Priced” is revised to read, in its entirety, as follows:

The net asset value per share (“NAV”) of the Fund’s Institutional Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of the Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Fund or an Underlying Stock Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating the NAV of an Underlying Fund’s shares (except shares of the PIMCO Money Market Fund and as otherwise noted below), the Underlying Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments may be determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. The PIMCO Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term investments by the Fund and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), an Underlying Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees of the Underlying Fund. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine an Underlying Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by an Underlying Fund.

The Underlying Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Underlying Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Underlying Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Underlying Funds may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities. The use of fair value pricing by Underlying Funds may help deter “stale price arbitrage,” as discussed in the Prospectus under “Abusive Trading Practices.”

For purposes of calculating NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Underlying Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund. The calculation of the Underlying Funds’ and the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Changes to Regulatory and Litigation Disclosure. The subsection captioned “Regulatory and Litigation Matters” in the section titled “Management of the Fund” is revised to read, in its entirety, as follows:

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Fund, various Underlying Funds and other affiliated investment companies, the Fund’s and the Underlying Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by shareholders of the Fund and the Underlying Funds.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”), against AGIFM, PEA and AGID based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged market timing activities referenced above. This action, which seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees, has been transferred to and consolidated with the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Fund’s and the Underlying Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund and the Underlying Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in court injunction against AGIFM, PEA or AGID, then AGI, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, though there is no assurance that such exemptive relief would be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Fund and the Underlying Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Fund and the Underlying Funds or on AGIFM’s, PEA’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund and the Underlying Funds.

The foregoing speaks only as of the date of this Supplement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Fund and the Underlying Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Fund and the Underlying Funds.

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

ALLIANZ FUNDS

Supplement Dated April 10, 2006

to the Prospectus for Class D Shares of Allianz Domestic Stock Funds

Dated November 1, 2005

DISCLOSURE RELATING TO ALLIANZ RCM STRATEGIC GROWTH FUND

Allianz Funds (the “Trust”) is offering Class D shares of the RCM Strategic Growth Fund. As a result, the following Summary Information relating to the Fund is added to the table on page 2 of the Prospectus:

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Growth Stock Funds	RCM Strategic Growth Fund	Capital appreciation	Equity and equity-related securities of companies with market capitalizations of at least $500 million and derivatives	40-150	All capitalizations with a focus on companies with capitalizations greater than $500 million

In addition, the RCM Strategic Growth Fund is added to lists of funds described in the Prospectus, and references to the number of funds described in the Prospectus are revised to refer to 18 funds. In the Prospectus, references to the “Funds” or a “Fund” are deemed to refer to the RCM Strategic Growth Fund unless otherwise set forth herein or therein or unless the context otherwise requires. The Fund Summary for the RCM Strategic Growth Fund as set forth on the following pages is added to the Prospectus.

RCM Strategic Growth Fund

Principal Investments and Strategies

Investment Objective Seeks Capital Appreciation	Fund Focus Equity and equity-related securities and derivatives	Approximate Capitalization Range All capitalizations with a focus on companies with capitalizations greater than $500 million

Fund Category Growth Stocks	Approximate Number of Holdings 40-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million (as measured at the time of purchase). As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging markets countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in high-growth areas such as technology or health care. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio management team attempts to exploit what it views as mispricing of the long-term growth prospects of companies by investing in stocks and employing derivatives strategies to maximize growth opportunities identified by the team’s research analysts and portfolio managers. The team may also seek to exploit what it views as shorter-term market opportunities. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services; and a steady stream of new products and services. The portfolio management team will sell a security as it deems appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio management team believes will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices and other assets.

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Derivatives Risk

•	Leveraging Risk

•	Growth Securities Risk

•	Liquidity Risk

•	Currency Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Foreign (non-U.S.) Investment Risk

•	IPO Risk

•	Focused Investment Risk

•	Credit Risk

•	Management Risk

•	Turnover Risk

•	Sector Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions (4)	Net Fund Operating Expenses
Class D	1.00%	0.25%	2.88%	4.13%	(2.48)%	1.65%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)	Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which rate is subject to a reduction of 0.025% to the extent the average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the average daily net assets of the Fund exceed $5 billion, 2.47% in organizational expenses and 0.01% in trustees’ expenses, each based on estimated amounts for the Fund’s initial fiscal year. See “Management of the Fund – Administrative Fees.”

(4)	Net Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its advisory or administrative fee and/or reimburse the Fund to the extent that Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.65% for Class D shares, during the Fund’s initial fiscal year ending June 30, 2006 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples. The Examples below, which are based on estimated amounts for the Fund’s initial fiscal year, are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

	Year 1	Year 3
Class D	$168	$520

*	The Examples are based on the Net Fund Operating Expenses shown above.

Revisions to “Summary of Principal Risks”

1.	The RCM Strategic Growth Fund is subject to the Principal Risks listed above under “Principal Risks.” In addition, the “Summary of Principal Risks” is revised to indicate that the RCM Strategic Growth Fund may (i) place particular emphasis on growth securities (see “Growth Securities Risk”), (ii) have substantial exposure to Smaller Company Risk, (iii) make significant investments in the healthcare and technology industries (see “Healthcare Related Risk” and “Technology Related Risk,” respectively), and (iv) invest a significant portion of its assets in a relatively small number of issuers (see “Focused Investment Risk”).

2.	The subsection captioned “Derivatives Risks” is amended to state in its entirety as follows:

Derivatives Risk. All Funds except the CCM Capital Appreciation and CCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Option Strategy employed by the PEA Equity Premium Strategy Fund and the derivatives strategies employed by the RCM Strategic Growth Fund, together with certain related risks, are further described under “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by PEA Equity Premium Strategy Fund” and “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by RCM Strategic Growth Fund”, respectively, in this Prospectus. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent that a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for loss is unlimited. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

3.	The subsection captioned “Leveraging Risk” is amended to include the following at the end thereof:

To the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Revisions to “Management of the Funds”

1.	The table in the second paragraph of the sub-section captioned “Advisory Fees” is amended to add the following entry:

Fund	Advisory Fees
RCM Strategic Growth Fund	1.00	%*

*	The Fund recently commenced operations and, as a result, did not pay advisory fees during the most recent fiscal year. The fee rate stated above reflects the advisory fee payable for the current fiscal year.

2.	The table in the first paragraph of the sub-section captioned “Sub-Advisers” is amended to add “RCM Strategic Growth Fund” to the list of Funds sub-advised by RCM.

3.	The table in the second paragraph of the sub-section captioned “RCM” is amended to add the following information relating to the individuals at RCM with primary responsibility for the Fund:

Fund	Portfolio Managers	Since	Recent Professional Experience

RCM Strategic Growth	Walter C. Price, Jr. CFA*	2006 (Inception)	Senior Portfolio Manager and Senior Analyst. He joined RCM in 1974 as a Senior Securities Analyst in technology.

	Huachen Chen, CFA*	2006 (Inception)	Senior Portfolio Manager. He joined RCM as an Analyst in 1984, and has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.

	Raphael L. Edelman*	2006 (Inception)	Senior Portfolio Manager and Co-CIO of the Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

*	Individuals share responsibility equally for the Fund.

Revisions to “How to Buy and Sell Shares”

The subsection captioned “Redemption Fees” in the section captioned “How to Buy and Sell Shares” is revised to indicate that Class D shares of the RCM Strategic Growth Fund are subject to a Redemption Fee on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged within 7 days of their acquisition (i.e., beginning on the 8th day after their acquisition, such shares will no longer be subject to a Redemption Fee).

Revisions to “Characteristics and Risks of Securities and Investment Techniques”

The section captioned “Characteristics and Risks of Securities and Investment Techniques” provides additional information about some of the principal investments and related risks of the RCM Strategic Growth Fund identified under “Summary Information.” It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies, but may be used by the RCM Strategic Growth Fund from time to time. In addition, the section is revised to indicate that the RCM Strategic Growth Fund (i) may have substantial exposure to the risks associated with investments in smaller capitalization companies (see “Companies with Smaller Market Capitalizations”), (ii) may engage in short sales where the Fund does not own or have the immediate right to acquire the security sold short at no additional cost (sometimes referred to as a “naked short”) (see “Short Sales”), and (iii) is expected to have a portfolio turnover rate of 200% or more (see “Portfolio Turnover”).

The section captioned “Characteristics and Risks of Securities and Investment Techniques” is further revised as follows:

1.	The section is amended to indicate that the RCM Strategic Growth Fund will normally use derivatives as a principal strategy and also to add the following new sub-section captioned “Derivatives Strategies Employed by RCM Strategic Growth Fund”:

The RCM Strategic Growth Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options, as discussed below), including combinations of put and call options, (iii) enter into futures contracts, (iv) enter into swap agreements and (v) engage in short sales, each in an attempt to take advantage of perceived market inefficiencies or expected stock price movements. For example, the Fund may, in addition to other options strategies, purchase an out-of-the-money call option on a security with an expiration date more than six months in the future (such as Long-Term Equity Anticipation Securities or “LEAPs”) while writing a call option on the same security at the same exercise price but with a nearer-term expiration date. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are generally described under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

2.	The section is amended to add the following new sub-section captioned “Borrowings and Other Forms of Leverage Utilized by RCM Strategic Growth Fund”:

Although it has no current intention to do so, the RCM Strategic Growth Fund may employ leverage by borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund which may not be recovered by any appreciation of the securities purchased or could exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility.

In addition, the Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

3.	The sub-section captioned “Changes in Investment Objectives and Policies” is amended to note that the investment objective of the RCM Strategic Growth Fund described in the Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Financial Highlights

Because the RCM Strategic Growth Fund recently commenced operations, financial highlights for the Fund are not currently available.

DISCLOSURE RELATING TO ALL FUNDS

The section of the Prospectus captioned “How Fund Shares Are Priced” is revised to read, in its entirety, as follows:

The net asset value per share (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of foreign securities, and other Funds may do the same depending upon the extent of foreign securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The subsection captioned “Regulatory and Litigation Matters” in the section titled “Management of the Funds” is revised to read, in its entirety, as follows:

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”), against AGIFM, PEA and AGID based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged market timing activities referenced above. This action, which seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees, has been transferred to and consolidated with the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in court injunction against AGIFM, PEA or AGID, then AGI, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, though there is no assurance that such exemptive relief would be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Supplement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Funds.

The subsection captioned “Short Sales” in the section titled “Characteristics and Risks of Securities and Investment Techniques” is revised to read, in its entirety, as follows:

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. The NACM Funds and the RCM Strategic Growth Fund may engage in short sales where they do not own or have the immediate right to acquire the security sold short at no additional cost (sometimes referred to as a “naked short”), which involve heightened risks. The other Funds may not engage in naked shorts. For these purposes, a short sale will not be considered to be “naked” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

DISCLOSURE RELATING TO THE NFJ DIVIDEND VALUE FUND

The section of the Prospectus captioned “Management of the Funds” is revised to indicate that E. Clifton Hoover is the lead portfolio manager for the Fund.

DISCLOSURE RELATING TO THE NFJ SMALL-CAP VALUE FUND

The section of the Prospectus captioned “Management of the Funds” is revised to indicate that Paul A. Magnuson is the lead portfolio manager for the Fund.